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                                                                    EXHIBIT 99.1

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Remington Oil and Gas Corporation (the "Company") on Form 10-Q for the period ending March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James A. Watt, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     This certification is made solely for the purpose of 18 U.S.C. Section 1350, and not for any other purpose.

                                                   /s/ JAMES A. WATT
                                          --------------------------------------
                                                      James A. Watt
                                          President and Chief Executive Officer

May 2, 2003

     A signed original of this written statement required by Section 906 has been provided to Remington Oil and Gas Corporation and will be retained by Remington Oil and Gas Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

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